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                                                                    EXHIBIT 10.1


                              RIVERBEND PROPERTIES
                          AMENDMENT TO LEASE AGREEMENT

STATE OF       Texas    :

COUNTY OF      Tarrant  :

     THIS AGREEMENT, made and entered into between Trinity Business Group herein designated as Landlord, and Centre Capital Corporation, Inc. herein designated as Tenant:

     WHEREAS, Landlord and Tenant entered into a certain lease agreement, herein referred to as the Lease, dated March 26, 1996 wherein Landlord has leased to Tenant 3,000 rentable square feet at 7642 Pebble Drive, Building 27 herein designated as the Premises; and whereas, Landlord and Tenant desire to amend the
Lease:

     NOW THEREFORE, in consideration of the premises and the mutual benefits to accrue to each of the parties hereunder, it is hereby agreed as follows:

1. This Amendment shall be effective beginning October 1, 1997 and the term shall extend until September 1, 1999.

2.   This monthly rent shall be:        Year 1    $1,060.00 per month
                                        Year 2    $1,110.00 per month

3. Tenant will build out extra office space at Tenant's sole cost and expense. Landlord, at Landlord's sole cost and expense, will insure that HVAC will adequately cool the new space.

4. All terms and provisions of the Lease shall remain in full force and effect as originally set forth therein.

5. The original Lease Agreement between the Landlord and Tenant was duly assigned to Riverbend Properties, a Hawaii General Partnership.

WITNESS, the signature of the parties hereto this 9th day of September, 1997.

TENANT:   Centre Capital Corporation, Inc.   LANDLORD: Riverbend Properties, a
                                             Hawaii General Partnership

By:  CENTRE CAPITAL CORPORATION              By:  Riverbend Properties
    ------------------------------               -----------------------------
By:  /s/ EVERETT SPARKS                      By:  /s/ NORMAN M. KRONICK
    ------------------------------               -----------------------------
Title: President - Everett Sparks                Norman M. Kronick
                                                 Norman M. Kronick 1981
                                                 Revocable Trust

                                             Title: General Partner